Commitments And Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
COMMITMENTS AND CONTINGENCIES

Leases

We are obligated under leases for certain of our offices and equipment.  Rental expense relating to operating leases was $53.6 million, $47.5 million and $31.5 million during the years ended December 31, 2013, 2012 and 2011, respectively. Future minimum rental payments under our noncancellable operating lease obligations are as follows:  $36.9 million during 2014; $20.1 million during 2015; $10.3 million during 2016; $9.5 million during 2017; $9.6 million during 2018 and $63.7 million thereafter.

Capital Commitments

The following table summarizes the cumulative amount of contractual payments made as of December 31, 2013 for our rigs under construction and estimated timing of our remaining contractual payments (in millions):

	Cumulative Paid(1)	2014	2015	2016	Total(2)
ENSCO DS-8	161.4	383.2	—	—	544.6
ENSCO DS-9	157.4	373.2	—	—	530.6
ENSCO DS-10	103.0	103.0	307.4	—	513.4
ENSCO 110	41.0	—	166.1	—	207.1
ENSCO 122	49.0	202.0	—	—	251.0
ENSCO 123	53.5	—	—	213.8	267.3
	$565.3	$1,061.4	$473.5	$213.8	$2,314.0

(1)	Cumulative paid represents the aggregate amount of contractual payments made from commencement of the construction agreement through December 31, 2013.

(2)	Total commitments are based on fixed-price shipyard construction contracts, exclusive of costs associated with commissioning, systems integration testing, project management and capitalized interest.

Future contractual payments for rig enhancement projects, which are not reflected in the table above, are $94.2 million. We currently estimate these payments will be made during 2014.

The actual timing of these expenditures may vary based on the completion of various construction milestones, which are, to a large extent, beyond our control.

ENSCO 74 Loss

During 2008, ENSCO 74 was lost as a result of Hurricane Ike in the U.S. Gulf of Mexico.  Portions of its legs remained underwater adjacent to the customer's platform, and the sunken rig hull of ENSCO 74 was located approximately 95 miles from the original drilling location when it was struck by an oil tanker during 2009.  Wreck removal operations on the sunken rig hull of ENSCO 74 were completed during 2010.

During 2012, we entered into an agreement with the customer pursuant to which, among other matters, the customer agreed to remove the legs. Regardless of the actual removal costs incurred by the customer, we agreed to pay $19.0 million in nine installments upon the completion of certain milestones during the removal. We have insurance coverage for the actual removal costs incurred by the customer.

We have paid $19.0 million to the customer and received $18.5 million in insurance reimbursements through December 31, 2013. Our consolidated balance sheet as of December 31, 2013 included a $500,000 receivable for recovery of related costs under our insurance policy in other assets, net.

We filed a petition for exoneration or limitation of liability under U.S. admiralty and maritime law during 2009. A number of claimants presented claims in the exoneration/limitation proceedings. Currently, only three claimants remain. We have liability insurance policies that provide coverage for such claims as well as removal of wreckage and debris in excess of the property insurance policy sublimit, subject to a $10.0 million per occurrence deductible for third-party claims and an annual aggregate limit of $490.0 million.

The owner of the oil tanker that struck the hull of ENSCO 74 filed claims seeking monetary damages currently in excess of $5.0 million for losses incurred when the tanker struck the sunken hull of ENSCO 74. The owner of a pipeline filed claims alleging that ENSCO 74 caused the pipeline to rupture during Hurricane Ike and sought damages for the cost of repairs and business interruption in an amount in excess of $26.0 million. We have reached an agreement in principle with the owner of the pipeline to settle the claims for $9.6 million. Prior to the settlement we incurred legal fees of $3.6 million for this matter. Accordingly, we accrued a $6.4 million liability as of December 31, 2013 for the remainder of our deductible under our liability insurance policy, which was included in accrued liabilities and other on our consolidated balance sheet. The remaining $3.2 million was paid by underwriters. Based on information currently available, primarily the adequacy of available defenses, we have not concluded that it is probable a liability exists with respect to the claim by the owner of the oil tanker.

We believe all liabilities associated with the ENSCO 74 loss during Hurricane Ike resulted from a single occurrence under the terms of the applicable insurance policies. However, legal counsel for certain liability underwriters have asserted that the liability claims arise from separate occurrences. In the event of multiple occurrences, the deductible is $15.0 million for two occurrences and $1.0 million for each occurrence thereafter.

Although we do not expect final disposition of the claims associated with the ENSCO 74 loss to have a material adverse effect upon our financial position, operating results or cash flows, there can be no assurances as to the ultimate outcome.

Asbestos Litigation

We and certain subsidiaries have been named as defendants, along with numerous third-party companies as co-defendants, in multi-party lawsuits filed in Mississippi and Louisiana by approximately 100 plaintiffs. The lawsuits seek an unspecified amount of monetary damages on behalf of individuals alleging personal injury or death, primarily under the Jones Act, purportedly resulting from exposure to asbestos on drilling rigs and associated facilities during the 1960s through the 1980s.

In December 2013, we reached an agreement in principle with 58 of the plaintiffs to settle lawsuits filed in Mississippi for a nominal amount. While we believe the special master's recommendations will be accepted by the plaintiffs and approved by the Court, there can be no assurances as to the ultimate outcome.
We intend to vigorously defend against the remaining claims and have filed responsive pleadings preserving all defenses and challenges to jurisdiction and venue. However, discovery is still ongoing and, therefore, available information regarding the nature of all pending claims is limited. At present, we cannot reasonably determine how many of the claimants may have valid claims under the Jones Act or estimate a range of potential liability exposure, if any.

In addition to the pending cases in Mississippi and Louisiana, we have other asbestos or lung injury claims pending against us in litigation in other jurisdictions. Although we do not expect final disposition of these asbestos or lung injury lawsuits to have a material adverse effect upon our financial position, operating results or cash flows, there can be no assurances as to the ultimate outcome of the lawsuits.

  Other Matters

In addition to the foregoing, we are named defendants or parties in certain other lawsuits, claims or proceedings incidental to our business and are involved from time to time as parties to governmental investigations or proceedings, including matters related to taxation, arising in the ordinary course of business. Although the outcome of such lawsuits or other proceedings cannot be predicted with certainty and the amount of any liability that could arise with respect to such lawsuits or other proceedings cannot be predicted accurately, we do not expect these matters to have a material adverse effect on our financial position, operating results or cash flows.

In the ordinary course of business with customers and others, we have entered into letters of credit and surety bonds to guarantee our performance as it relates to our drilling contracts, contract bidding, customs duties, tax appeals and other obligations in various jurisdictions. Letters of credit and surety bonds outstanding as of December 31, 2013 totaled $232.3 million and are issued under facilities provided by various banks and other financial institutions. Obligations under these letters of credit and surety bonds are not normally called, as we typically comply with the underlying performance requirement. As of December 31, 2013, we had not been required to make collateral deposits with respect to these agreements.